UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                March 20, 2003
                        -------------------------------
                                (Date of Report)

                                March 17, 2003
                        -------------------------------
                        (Date of Earliest Event Reported)


                              PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                      0-27050             25-1466309
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


               20 Federal Plaza West, Youngstown, Ohio  44501-0400
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               (Address of principal executive offices) (Zip Code)

                                 330-746-6641
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              (Registrant's telephone number, including area code)
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ITEM 9.  Regulation FD Disclosure

         As previously reported, on September 24, 2001 Phar-Mor, Inc. (the "Company") filed voluntary petitions for bankruptcy protection, on behalf of itself and its eight operating subsidiaries, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio (Case Nos. B-01-4-4007 through B-01-4-4015).

     On March 13, 2003, the United States Bankruptcy Court entered an Order Confirming First Amended Joint Plan of Liquidation (the "Order") proposed jointly by the Debtors (Phar-Mor, Inc. and its named affiliates and subsidiaries) and its Official Committee of Unsecured Creditors.

     The Order, among other things, approves the distribution of funds to certain classes of creditors as set forth in such Plan and provides for the termination as of the Effective Date (on or before March 28, 2003), as defined in the Plan, of all of the Debtors' current directors and officers with the exception of Messrs. John R. Ficarro, Chief Administrative Officer, and Martin
S. Seekely, Chief Financial Officer, who are retained in their current capacities as Post-Effective Date Management and are also appointed to the board of directors of Phar-Mor, Inc. to replace Messrs. Arthur G. Rosenberg and Monroe Osterman.

         Attached to this report is a copy of the Transmittal of Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the Period ended March 01, 2003 as filed with the U.S. Bankruptcy Court. Also attached to this report is a copy of the Order.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 14, 2003                       PHAR-MOR, INC.


                                              By: /s/ John R. Ficarro
                                                  ------------------------------
                                                  John R. Ficarro
                                                  Senior Vice President and
                                                    Chief Administrative Officer


                                              By: /s/ Martin S. Seekely
                                                  ------------------------------
                                                  Marin S. Seekely
                                                  Vice President and Chief
                                                    Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Transmittal of Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the Period Ended March 01, 2003.

Exhibit 99.2      Order Confirming First Amended Joint Plan of Liquidation.